BELL, BOYD & LLOYD LLC
------------------------------------------------------------------------------
                 70 West Madison Street Suite 3100 o Chicago Illinois
                                   60602-4207
                         312.372.1121 o Fax 312.827.8000


CAMERON S. AVERY
312.807-4302
cavery@bellboyd.com
DIRECT FAX:  312.827.8033



                                                                   July 25, 2005



         As co-counsel for Columbia Funds Trust VIII (formerly Liberty-Stein Roe Funds Income Trust) (the "Trust"), we consent to the incorporation by reference of our opinions relating to the respective series of the Trust filed as the following exhibits to the following post-effective amendments ("PEAs") to the Trust's registration statement on Form N-1A, Securities Act File No. 33-02633:

                                                                                                  Exhibit
                                                        Date of           Date of                 to PEA
               Series                                   Opinion           Filing              No.          No.
               ------                                   -------           ------              ---          ---

SteinRoe Income Fund (now named
     Columbia Income Fund)                            12/20/87           08/16/96           10(b)          29
SteinRoe Intermediate Bond Fund
     (now named Columbia Intermediate
     Bond Fund)                                       12/20/87           08/16/96           10(b)          29


         In giving this consent we do not admit that we are in the category of persons whose consent is required under Section 7 of the Securities Act of 1933.

                                                         Very truly yours,

                                                         BELL, BOYD & LLOYD LLC


                                                     By   /s/ Cameron S. Avery
                                                          Cameron S. Avery

-----------------------------------------------------------------------------
                           chicago o washington

Prepared by:  Deborah M. Connor
Partner approval:  Cameron S. Avery
Second Partner approval:  Stacy H. Winick